Exhibit 99.1

Press Release — For Immediate Release
April 19, 2018

Penns Woods Bancorp, Inc. Reports First Quarter 2018 Earnings

Williamsport, PA — April 19, 2018 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by loan and deposit growth, achieved net income of $3.2 million, for the three months ended March 31, 2018 resulting in basic and dilutive earnings per share of $0.68.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $3.2 million for the three months ended March 31, 2018 compared to $2.6 million for the same period of 2017. Impacting the level of operating earnings were several factors including the continued shift of earning assets from the investment portfolio to the loan portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has decreased due to the "Tax Cuts and Jobs Act," which reduced the corporate tax rate to 21% effective January 1, 2018.

•	Operating earnings per share for the three months ended March 31, 2018 was $0.69 for basic and dilutive, an increase from $0.54 for basic and dilutive for the same period of 2017.

•	Return on average assets was 0.86% for the three months ended March 31, 2018 compared to 0.79% for the corresponding period of 2017.

•	Return on average equity was 9.18% for the three months ended March 31, 2018 compared to 7.69% for the corresponding period of 2017.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three months ended March 31, 2018 was $3.2 million compared to $2.7 million for the same period of 2017. Results for the three months ended March 31, 2018 compared to 2017 were impacted by an increase in after-tax securities losses of $163,000 (from a gain of $131,000 to a loss of $32,000) for the three month periods. The impact of the Tax Cuts and Jobs Act was the primary driver for the decrease in the Company's effective tax rate to 15.5% for the three month period ended March 31, 2018 compared to 26.9% for the prior year period. Earnings per share for the three months ended March 31, 2018 was $0.68 basic and diluted, a change from the 2017 basic and diluted earnings per share of $0.57 basic and $0.56 diluted. Return on average assets and return on average equity were 0.86% and 9.18% for the three months ended March 31, 2018 compared to 0.79% and 7.69% for the corresponding period of 2017.

Net Interest Margin

The net interest margin for the three months ended March 31, 2018 was 3.31% compared to 3.40% for the corresponding period of 2017. The decrease in the net interest margin was driven by an increase in the cost of interest-bearing liabilities of 19 basis points ("bps"). The impact of the increased cost of funds was limited by an increase in the yield on earning assets of 8 bps coupled with an increase in the average loan portfolio of $161.8 million. The loan growth was primarily funded by an increase in average borrowings of $82.4 million and growth in average total deposits of $37.2 million. Core deposits represent a lower cost funding source than time deposits and comprise 79.34% of total deposits at March 31, 2018 and 82.32% at March 31, 2017.

Assets

Total assets increased $126.0 million to $1.5 billion at March 31, 2018 compared to March 31, 2017.  Net loans increased $169.7 million to $1.3 billion at March 31, 2018 compared to March 31, 2017, primarily due to campaigns related to increasing home equity product market share during 2018 and indirect auto lending.  The investment portfolio decreased $6.8 million from March 31, 2017 to March 31, 2018 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in shortening the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.60% at March 31, 2018 from 0.98% March 31, 2017 as non-performing loans have decreased to $7.6 million at March 31, 2018 from $10.9 million at March 31, 2017. The level of non-performing loans decreased primarily as a result of a large non-performing loan being paid off during the quarter ended September 30, 2017. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $182,000 for the three months ended March 31, 2018 minimally impacted the allowance for loan losses which was 1.00% of total loans at March 31, 2018. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $31.8 million to $1.2 billion at March 31, 2018 compared to March 31, 2017. Noninterest-bearing deposits decreased slightly to $304.3 million at March 31, 2018 compared to March 31, 2017.  While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity decreased $1.0 million to $138.1 million at March 31, 2018 compared to March 31, 2017. The change in accumulated other comprehensive loss from $4.5 million at March 31, 2017 to $5.6 million at March 31, 2018 is a result of an increase in unrealized losses on available for sale securities (from an unrealized loss of $281,000 at March 31, 2017 to an unrealized loss of $666,000 at March 31, 2018). The amount of accumulated other comprehensive loss at March 31, 2018 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $623,000, mainly due to the change in the corporate tax rate from 2017 to 2018. The current level of shareholders’ equity equates to a book value per share of $29.45 at March 31, 2018 compared to $29.38 at March 31, 2017 and an equity to asset ratio of 9.05% at March 31, 2018 compared to 9.93% at March 31, 2017.  Excluding goodwill and intangibles, book value per share was $25.51 at March 31, 2018 compared to $25.41 at March 31, 2017.  Dividends declared for the three months ended March 31, 2018 and 2017 were $0.47 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. These certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2018	2017	% Change
ASSETS:
Noninterest-bearing balances	$18,940	$22,494	(15.80)%
Interest-bearing balances in other financial institutions	18,452	53,166	(65.29)%
Total cash and cash equivalents	37,392	75,660	(50.58)%

Investment debt securities, available for sale, at fair value	116,444	123,456	(5.68)%
Investment equity securities, at fair value	2,482	2,455	1.10%
Investment securities, trading	159	—	100.00%
Restricted investment in bank stock, at fair value	13,483	10,999	22.58%
Loans held for sale	748	1,221	(38.74)%
Loans	1,280,748	1,111,100	15.27%
Allowance for loan losses	(12,836)	(12,905)	(0.53)%
Loans, net	1,267,912	1,098,195	15.45%
Premises and equipment, net	27,587	24,431	12.92%
Accrued interest receivable	4,456	3,945	12.95%
Bank-owned life insurance	28,169	27,521	2.35%
Goodwill	17,104	17,104	—%
Intangibles	1,382	1,709	(19.13)%
Deferred tax asset	4,721	8,039	(41.27)%
Other assets	4,706	5,973	(21.21)%
TOTAL ASSETS	$1,526,745	$1,400,708	9.00%

LIABILITIES:
Interest-bearing deposits	$888,193	$848,272	4.71%
Noninterest-bearing deposits	304,261	312,392	(2.60)%
Total deposits	1,192,454	1,160,664	2.74%

Short-term borrowings	59,305	8,589	590.48%
Long-term borrowings	123,970	75,998	63.12%
Accrued interest payable	793	387	104.91%
Other liabilities	12,110	15,957	(24.11)%
TOTAL LIABILITIES	1,388,632	1,261,595	10.07%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,009,898 and 5,007,109 shares	41,748	41,729	0.05%
Additional paid-in capital	50,207	50,091	0.23%
Retained earnings	63,824	62,071	2.82%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(666)	(281)	137.01%
Defined benefit plan	(4,886)	(4,263)	(14.61)%
Treasury stock at cost, 320,150 and 272,452 shares	(12,115)	(10,234)	18.38%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	138,112	139,113	(0.72)%
Non-controlling interest	1	—	100.00%
TOTAL SHAREHOLDERS' EQUITY	138,113	139,113	(0.72)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,526,745	$1,400,708	9.00%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In Thousands, Except Per Share Data)	2018	2017	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$12,193	$10,627	14.74%
Investment securities:
Taxable	546	542	0.74%
Tax-exempt	241	298	(19.13)%
Dividend and other interest income	221	215	2.79%
TOTAL INTEREST AND DIVIDEND INCOME	13,201	11,682	13.00%

INTEREST EXPENSE:
Deposits	1,222	902	35.48%
Short-term borrowings	224	4	5,500.00%
Long-term borrowings	602	440	36.82%
TOTAL INTEREST EXPENSE	2,048	1,346	52.15%

NET INTEREST INCOME	11,153	10,336	7.90%

PROVISION FOR LOAN LOSSES	160	330	(51.52)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,993	10,006	9.86%

NON-INTEREST INCOME:
Service charges	551	528	4.36%
Debt securities gains, available for sale	5	197	(97.46)%
Equity securities losses	(34)	—	(100.00)%
Securities (losses) gains, trading	(11)	2	(650.00)%
Bank-owned life insurance	173	172	0.58%
Gain on sale of loans	255	358	(28.77)%
Insurance commissions	117	191	(38.74)%
Brokerage commissions	343	331	3.63%
Debit card income	519	434	19.59%
Other	410	438	(6.39)%
TOTAL NON-INTEREST INCOME	2,328	2,651	(12.18)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,048	4,770	5.83%
Occupancy	741	638	16.14%
Furniture and equipment	747	649	15.10%
Software Amortization	65	273	(76.19)%
Pennsylvania shares tax	277	238	16.39%
Professional Fees	566	437	29.52%
Federal Deposit Insurance Corporation deposit insurance	202	170	18.82%
Debit Card Expense	158	159	(0.63)%
Marketing	251	171	46.78%
Intangible amortization	80	90	(11.11)%
Other	1,389	1,390	(0.07)%
TOTAL NON-INTEREST EXPENSE	9,524	8,985	6.00%
INCOME BEFORE INCOME TAX PROVISION	3,797	3,672	3.40%
INCOME TAX PROVISION	589	986	(40.26)%
NET INCOME	$3,208	$2,686	19.43%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$3,208	$2,686	19.43%

EARNINGS PER SHARE - BASIC	$0.68	$0.57	19.30%
EARNINGS PER SHARE - DILUTED	$0.68	$0.56	21.43%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,689,376	4,734,805	(0.96)%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,689,376	4,761,305	(1.51)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	March 31, 2018			March 31, 2017
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$75,448	$567	3.05%	$42,232	$417	4.00%
All other loans	1,186,117	11,745	4.02%	1,057,495	10,352	3.97%
Total loans	1,261,565	12,312	3.96%	1,099,727	10,769	3.97%

Taxable securities	84,267	759	3.60%	89,317	685	3.07%
Tax-exempt securities	42,160	305	2.89%	46,673	452	3.87%
Total securities	126,427	1,064	3.37%	135,990	1,137	3.34%

Interest-bearing deposits	2,167	8	1.50%	33,167	72	0.88%

Total interest-earning assets	1,390,159	13,384	3.90%	1,268,884	11,978	3.82%

Other assets	97,606			99,537

TOTAL ASSETS	$1,487,765			$1,368,421

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$163,037	16	0.04%	$156,423	15	0.04%
Super Now deposits	227,086	207	0.37%	189,299	106	0.23%
Money market deposits	236,443	210	0.36%	262,883	191	0.29%
Time deposits	236,116	789	1.36%	210,052	590	1.14%
Total interest-bearing deposits	862,682	1,222	0.57%	818,657	902	0.45%

Short-term borrowings	61,803	224	1.45%	11,349	4	0.14%
Long-term borrowings	114,526	602	2.10%	82,554	440	2.13%
Total borrowings	176,329	826	1.87%	93,903	444	1.89%

Total interest-bearing liabilities	1,039,011	2,048	0.79%	912,560	1,346	0.60%

Demand deposits	293,227			300,102
Other liabilities	15,786			16,074
Shareholders’ equity	139,741			139,685

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,487,765			$1,368,421
Interest rate spread			3.11%			3.22%
Net interest income/margin		$11,336	3.31%		$10,632	3.40%

	Three Months Ended March 31,
	2018	2017
Total interest income	$13,201	$11,682
Total interest expense	2,048	1,346
Net interest income	11,153	10,336
Tax equivalent adjustment	183	296
Net interest income (fully taxable equivalent)	$11,336	$10,632

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Operating Data
Net income	$3,208	$716	$3,284	$3,086	$2,686
Net interest income	11,153	11,468	11,452	10,824	10,336
Provision for loan losses	160	125	60	215	330
Net security (losses) gains	(40)	107	298	(12)	199
Non-interest income, ex. net security (losses) gains	2,368	2,482	2,442	2,775	2,452
Non-interest expense	9,524	9,248	9,566	9,063	8,985

Performance Statistics
Net interest margin	3.31%	3.48%	3.57%	3.44%	3.40%
Annualized return on average assets	0.86%	0.20%	0.93%	0.88%	0.79%
Annualized return on average equity	9.18%	2.00%	9.43%	8.79%	7.69%
Annualized net loan charge-offs to average loans	0.06%	0.07%	0.08%	—%	0.12%
Net charge-offs	182	200	236	11	321
Efficiency ratio	69.8%	65.7%	68.3%	65.9%	69.6%

Per Share Data
Basic earnings per share	$0.68	$0.16	$0.70	$0.65	$0.57
Diluted earnings per share	0.68	0.15	0.70	0.65	0.56
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.45	29.47	29.79	29.53	29.38
Common stock price:
High	45.56	49.79	46.47	43.60	49.45
Low	39.61	45.65	41.08	38.17	43.28
Close	42.31	46.58	46.47	41.18	43.45
Weighted average common shares:
Basic	4,689	4,689	4,688	4,711	4,735
Fully Diluted	4,689	4,782	4,688	4,711	4,761
End-of-period common shares:
Issued	5,010	5,009	5,009	5,008	5,008
Treasury	320	320	320	320	272

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Financial Condition Data:
General
Total assets	$1,526,745	$1,474,492	$1,430,197	$1,395,364	$1,400,708
Loans, net	1,267,912	1,232,268	1,176,781	1,125,976	1,098,195
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,382	1,462	1,543	1,623	1,709
Total deposits	1,192,454	1,146,320	1,153,996	1,151,110	1,160,664
Noninterest-bearing	304,261	303,316	310,830	300,054	312,392
Savings	166,243	160,698	156,437	158,101	159,652
NOW	240,259	215,021	203,744	199,917	205,011
Money Market	235,381	237,818	274,528	287,140	278,443
Time Deposits	246,310	229,467	208,457	205,898	205,166
Total interest-bearing deposits	888,193	843,004	843,166	851,056	848,272

Core deposits*	946,144	916,853	945,539	945,212	955,498
Shareholders’ equity	138,112	138,192	139,669	138,440	139,113

Asset Quality
Non-performing loans	$7,641	$7,268	$8,317	$12,498	$10,871
Non-performing loans to total assets	0.50%	0.49%	0.58%	0.90%	0.78%
Allowance for loan losses	12,836	12,858	12,933	13,109	12,905
Allowance for loan losses to total loans	1.00%	1.03%	1.09%	1.15%	1.16%
Allowance for loan losses to non-performing loans	167.99%	176.91%	157.05%	104.56%	118.72%
Non-performing loans to total loans	0.60%	0.58%	0.69%	1.10%	0.98%

Capitalization
Shareholders’ equity to total assets	9.05%	9.37%	9.77%	9.92%	9.93%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended March 31,
(Dollars in Thousands, Except Per Share Data)	2018	2017
GAAP net income	$3,208	$2,686
Less: net securities (losses) gains, net of tax	(32)	131
Non-GAAP operating earnings	$3,240	$2,555

	Three Months Ended March 31,
	2018	2017
Return on average assets (ROA)	0.86%	0.79%
Less: net securities (losses) gains, net of tax	(0.01)%	0.04%
Non-GAAP operating ROA	0.87%	0.75%

	Three Months Ended March 31,
	2018	2017
Return on average equity (ROE)	9.18%	7.69%
Less: net securities (losses) gains, net of tax	(0.09)%	0.37%
Non-GAAP operating ROE	9.27%	7.32%

	Three Months Ended March 31,
	2018	2017
Basic earnings per share (EPS)	$0.68	$0.57
Less: net securities (losses) gains, net of tax	(0.01)	0.03
Non-GAAP basic operating EPS	$0.69	$0.54

	Three Months Ended March 31,
	2018	2017
Dilutive EPS	$0.68	$0.56
Less: net securities (losses) gains, net of tax	(0.01)	0.02
Non-GAAP dilutive operating EPS	$0.69	$0.54